
Yippi
路线图
ROADMAP
YIPPI / LET THE WORLD KNOW YOU

Yippi

路线图

ROADMAP

FORWARD-LOOKING STATEMENT

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

CONTENT
目录

线上演唱会
LIVE CONCERTS

成功活动 SUCCESSFUL EVENTS


宇
没关系
傅健颖
25 Aug
全球独家线上音乐会
GLOBAL EXCLUSIVE ONLINE CONCERT
TeMasya
FS无限
开式情歌
一分钟
10月1日
10月8日
12/27

中国国庆10连播

CHINA'S NATIONAL DAY SPECIAL "10 DAYS STREAMING EVENT"

成功活动 SUCCESSFUL EVENTS


YippiTV
中国国庆10连播
一分钟
开开
秘
ALEX T.
聆听
佩盈
以格
KAH JUN
凌加峻
10月1日
10月2日
10月5日
10月6日
10月7日
10月8日
10月9日
10月10日

亚洲直播王
STAR QUEST

成功活动 SUCCESSFUL EVENTS

总参赛人数
TOTAL PARTICIPANTS
2,363

国家
COUNTRIES

- 中国 CHINA
- 印尼 INDONESIA
- 马来西亚 MALAYSIA
- 菲利宾 PHILIPPINES
- 越南 VIETNAM
- 台湾 TAIWAN
- 泰国 THAILAND
- 其他 OTHERS


STAR QUEST
PHEM
VALENT


STAR QUEST
1st 第一届
CHAMPION
总冠军

STAR QUEST 2020 WINNER: MASYA (MALAYSIA)

亚洲贴图比赛
ASIA STICKER CONTEST

成功活动 SUCCESSFUL EVENTS




YIPPI ASIA
STICKER CONTEST
2020
Grand Prize
BiNi-BiNi
2nd Prize
3rd Prizes
Eat What
CHUBBY QUACK-QUACK! (SPECIAL)

总报名贴图
TOTAL SUBMIT
1,000+

通过审核贴图
TOTAL APPROVED
433

成功吸引 251 位来自各地的新晋设计师

通过审核的设计师来自	新晋	现有
马来西亚	145	7
中国，香港，台湾	66	35
印尼	24	32
菲律宾	13	1
越南	2	1
印度 &其他	1	2
	251	78

Yippi

用户体验
USER EXPERIENCE

等级 L v 1
身份被验证
Identity has Verified

功能解锁 Features Unlock:
从鸡蛋（即时消息）和宝藏盒中收到Yipps
Receive Yipps from Egg(Instant Message) & Treasure Box

等级 L v 2
1,000 名追踪者
Followers

赚取小费，佣金Earn Tipping , Commission
功能解锁 Features Unlock: 激活直播和打赏功能，黄豆，孵化程序，任务中心
Activate Live and Tipping function, Yellow Beans, Incubator Program, Task Center
额外好处（一次兑换）：**2**粒黄豆
Extra Benefits (one time redeem): 2 Yellow Beans

等级 L v 3
5,000 名追踪者
followers

赚取小费，佣金Earn Tipping, Commission
功能解锁 Features Unlock: 解锁（e商城）直播带货
Unlock Influencer Marketing(eshop)
额外好处（一次兑换）：**5**粒黄豆、**2**个热点
Extra Benefits (one time redeem): 5 Yellow Beans, 2 Hot Tabs

等级 L v 4
25,000 名追踪者
followers

赚取小费，佣金，订阅，业务 Earn Tipping, Commission, Fans Support System
功能解锁 Features Unlock: 解锁粉丝订阅功能（粉丝团）
Unlock Fans Support System (Group Live)
额外好处（一次兑换）：**10**粒黄豆、**3**个热点
Extra Benefits (one time redeem): 10 Yellow Beans, 3 Hot Tabs

1. 用户能做什么（开宝箱、发帖、共享视频、手机充值等）
What user can do (Open Treasure Box, Posting, Share Video, Mobile Top Up, etc)
2. 基于用户偏好数据推送内容 IT push content based on user preference data
3. 如何赚取积分指南（积分计算方法）How to earn points guide (points calculation method)



培育企划
INCUBATOR PROGRAM

蓝勾勾 BLUE TICK

如何申请您的蓝勾勾？
HOW TO APPLY YOUR BLUE TICK?

将您的Yippi ID，个人资料和演唱会提案以及以前的演唱会照片提交至incubator@togalimited.com

Submit your Yippi ID, profile and concert proposal with previous concert photos to incubator@togalimited.com

条件 MONTHLY REQUIREMENT

15次动态发布（照片，迷你视频）+ 4次直播

15 Moments (Photos, Mini Videos) + 4 x Live Streams

如果用户不活跃两个月或无法满足条件系统将自动删除蓝勾勾

If user inactive for 2 months or unable to fulfill the requirements, system will automatically remove the blue tick

每日宝箱
DAILY TREASURE BOX

更多机会赢奖
Chances to Win More!

2020年10月开始 STARTED IN OCTOBER
推出更额高YIPPS Introduced higher amount of Yipps

全新功能 BRAND NEW FEATURE
幸运轮盘 Wheel of Fortune

更高额 HIGHER AMOUNT OF YIPPS
每天有更多机会获得高达88Yipps的金额
Chances to get higher amount up to 88 Yipps per day

#你赢我赢 #YOU WIN I WIN
推出更高额的Yipps
Introduced higher amount of Yipps

礼券 VOUCHER
有机会赢取折扣券
Stand a chance to win discount voucher


每日宝箱
每日宝箱
每日宝箱
88
每日宝箱
88

星星积分
STAR POINTS

星星积分可以解锁粉丝订阅功能 STAR POINTS ABLE TO UNLOCK FANS SUPPORT SYSTEM

1 STAR POINT	3 STAR POINTS	4 STAR POINTS	5 STAR POINTS
追踪者 FOLLOWERS	回复留言 REPLY COMMENTS	观众 UNIQUE AUDIENCE	收藏帖子 SAVED POST
点赞 LIKES		发帖 照片, 小视频等等 POST MOMENTS Photos, Mini videos, etc	
打赏 TIPS			
转发 SHARE			

说明 DESCRIPTION

每日最高分主播为赢家
LIVE STREAMERS WHO GET THE HIGHEST SCORE ON EVERY SINGLE IS THE WINNER FOR SOTD

如何参加 HOW TO JOIN?

用户能使用最少一颗小黄豆参加《今日之星》
USER CAN PARTICIPATE WITH MINIMUM REQUIREMENT 1 YELLOW BEAN

评分 SCORING METHOD

独特的听众 UNIQUE AUDIENCE – 4 STAR POINTS
打赏 TIPS REWARD – 1 STAR POINT

语言 LANGUAGES

英语，华语，越南
每种语言会诞生一个SOTD赢家
English, Chinese, Vietnamese
*Each languages will result in 1 SOTD winner

STAR OF THE DAY 今日之星

赢家奖励 SOTD WINNER REWARDS

每名主播有机会每月赢得一次《今日之星》
Every Live streamers get a chance to win the SOTD once a month

1. 享有10个月的粉丝订阅功能 ENTITLE 10 MONTHS OF FANS SUPPORT SYSTEM

每月100 Yipps(推荐人也一样)
100 Yipps per month. Same goes to the referral.

2. 条件 REQUIREMENTS

双方都需要保持活跃并承诺每月15次发帖和开放4次直播（如果缺少以下任何一项，相关的月收益将被取消）
Both parties need to stay active and commit 15 moments and open 4 lives per month.
(Relevant month benefits will be forfeit if any of the party is unable to fulfil said requirements)



2021年12月为期1个月的比赛
1 MONTH TOURNAMENT IN DECEMBER 2021

报名期限: 2021年9月1日至11月15日
REGISTRATION STARTS: 1ST SEPTEMBER – 15TH NOVEMBER 2021

《今日之星》赢家获得额外10%奖金
SOTD WINNER GETS EXTRA 10% OF PRIZES

情况1:爱丽丝是2021年3月其中一名《今日之星》赢家，她有资格晋级240强
Scenario 1: Alice is one of the SOTD Winner in March 2021, she qualified to Top 240
例子Example： She get USD 300美元 +10%

每日时间 TIME DAILY

20.30 & 21.30 (GMT + 8) 1小时 / hour

TOP 240强 USD 300	TOP 24强 USD 3,000	半决赛 SEMI FINAL Top 2强 USD 15,000	总决赛 FINAL USD 25,000
1 - 12 12月 December	17 – 22 12月 December	26 12月 December	29 12月 December

Yippi

贴图大赛
STICKER CONTEST 2021

2021年 8月 AUG - 11月 NOV

增加贴图设计师和贴图的数量
To Increase Number of Designers & Stickers

设计师展示创作的平台
A platform for Designers to show their Creative Works

贴图设计师的在线研讨会课程
Online Workshop class by sticker artists

小视频教学
Mini Video of Teaching

获取星星积分
Gain Star Points

线上演唱会时间表
LIVE CONCERTS SCHEDULE 2021

每场演唱会从20:30(GMT + 8)开始 EVERY CONCERT LIVE START FROM 20:30(GMT + 8)

第1季 Q1 - 第2季 Q2

1月 JAN	2月 FEB	3月 MAR	4月 APR	5月 MAY	6月 JUN
22.1 [周五FRI] 动力火车 POWER STATION	12.2 [周五FRI] 王雪晶 CRYSTAL ONG	27.3 [周六SAT] 待定 TBC	24.4 [周六SAT] 待定 TBC	29.5 [周六SAT] 待定 TBC	26.6 [周六SAT] 待定 TBC
30.1 [周六SAT] 展展	27.2 [周六SAT] 待定 TBC	28.3 [周日SUN] 待定 TBC	25.4 [周日SUN] 待定 TBC	30.5 [周日SUN] 待定 TBC	27.6 [周日SUN] 待定 TBC

第3季 Q3 - 第4季 Q4

7月 JUL	8月 AUG	9月 SEP	10月 OCT	11月 NOV	12月 DEC
24.7 [周六SAT] 待定 TBC	28.8 [周六SAT] 待定 TBC	25.9 [周六SAT] 待定 TBC	30.10 [周六SAT] 待定 TBC	27.11 [周六SAT] 待定 TBC	25.12 [周六SAT] 待定 TBC
25.7 [周日SUN] 待定 TBC	29.8 [周日SUN] 待定 TBC	26.9 [周日SUN] 待定 TBC	31.10 [周日SUN] 待定 TBC	28.11 [周日SUN] 待定 TBC	26.12 [周日SUN] 待定 TBC

粉丝订阅功能
FANS SUPPORT SYSTEM

订阅支持 SUBSCRIPTION PLAN

5/20/50 YIPPS

粉丝团
FANS GROUP

-团体直播
-独家内容
- GROUP LIVE
- EXCLUSIVE CONTENT

如何激活 HOW TO ACTIVATE

收集星点解锁
Collect Star Points to unlock

Example: User A get
(70k Likes x 1 star point) + (100 posting x 3 star points) + (9 Badges x 100 star points) + (1000 Livestream Hours x 30 star points)
= 101,200k Star points

潜在收入 POTENTIAL INCOME

Example: User A got 50k fans
10% of the fans subscribed 5 yipps
= 5000 subscription x 5 yipps
= 25k yipps passive income

条件 REQUIREMENTS

需要保持活跃并承诺每月15次发帖和开放4次直播（如果缺少以下任何一项，相关的月收益将被取消）
Both parties need to stay active and commit 15 moments and open 4 lives per month.
(Relevant month benefits will be forfeit if any of the party is unable to fulfil said requirements)

粉丝订阅功能 FANS SUPPORT SYSTEM

任务中心 INCUBATOR TASK CENTER

每个人都可以开始赚钱！EVERYONE CAN START TO EARN!

10,000 观看views = 可获得Gain 10 Yipps

如何激活 HOW TO ACTIVATE

1.验证并将您的帐户升级到第2级
-获得1,000名关注者和激活打赏功能
2.检查（孵化器-任务中心）上的任务
-按照任务指示
3.10,000次观看以获得奖励

1. Verified and upgrade your account to Level 2
- Get 1,000 followers & active tipping function
2. Check on the tasks on (incubator - task center)
- Follow task instruction
3. Gain 10,000 views to get reward



Yippi Task Center如何帮助企业？ How Yippi Task Center can help Business?

1. 通过网红营销提高您的品牌知名度-迷你视频 Boost your brand awareness by Influencer Marketing - Mini Video
2. 新规范的广告策略 New norm advertisement strategy

奖项
YIPPI AWARD 2021



10大小程序
TOP 10 MINI PROGRAMS

10大节目
TOP 10 TV SHOWS

10大演唱会
TOP 10 CONCERTS
金 / 银 / 铜
Gold / Silver / Bronze

10小视频
TOP 10 MINI VIDEOS

10大中小企业
TOP 10 SMEs
- 销售业绩 Sales Revenue
- 成交量 Sales Transaction

10大网红
TOP 10 KOLs
- 追踪者 Followers
- 独家内容 Exclusive Content
- 订阅用户 Subscribers

10大艺人
TOP 10 ARTISTS/ CELEBRITIES
- 追踪者 Followers
- 开启线上音乐会 Activation/ Live concert
- 订阅用户 Subscribers

10大设计师
TOP 10 DESIGNERS
- 追踪者/ 贴图下载 Followers / Download
- 贴图提交数量（原创） Sticker submission (Originality)
- 订阅用户 Subscribers

10大直播
TOP 10 LIVE STREAMS

Yippi

e商城
ESHOP / EMALL

无国界
BORDERLESS SALES
跨境销售和商家
（中国、马来西亚、菲律宾、越南和印尼）
Cross border sales & merchants
(China, Malaysia, Philippines, Vietnam & Indonesia)

产品多元化
PRODUCT DIVERSIFICATION
产品种类
Product varieties

价格最低
LOWEST IN PRICE
拼单，拼货，拼价
Bulk for orders, Bulk for goods, Bulk for price

网红带货
KOL MARKETING
- 小视频销售商品 Mini video selling goods
- 直播销售商品 Live selling goods
- 流量=交易量 Business flow = Transaction Flow
- 5,000追踪者激活
  5,000 followers to activate

目标商家
TARGET MERCHANT
工厂和中小型企业
Factory & SME

独家商家
EXCLUSIVE MERCHANTS
· 蓝勾勾 Blue Tick
(例如example: Gintell)
· 成为独家商家的标准国际品牌
Criteria to become a exclusive merchants & benefits International Brand

销售= 王道 SALES TRANSACTION = KINGSWAY


Yippi
e商城 ESHOP
来临e商城促销活动
UPCOMING CAMPAIGN
就 是 牛！疯狂抢！


7位专业主播直播卖货
春节大促销
2021《就是牛 · 疯狂抢》
2021.1.6 - 1.12
晚上8:30
在Yippi准时开播
Yippi
SHOP


106
就是牛 · 疯狂抢
共同欢庆春节促销活动
购物时间段
2021年1月6日 - 2021年1月12日
牛年特价优惠
超过500件享有特价优惠
100%
yipps
所有特价商品将能全额使用yipps支付


LIVE
直播带货玩法
直播带货
超过7位专业主播在线直播卖货（晚上8.30-10.00）
秒杀活动
直播疯狂抢产品
超低价，限时限量，抢完为止
幸运单号赢yipps

怎样成为商家
HOW TO BECOME ESHOP MERCHANT


12.12
电脑热卖

提交您的公司资料
SUBMIT YOUR COMPANY DETAILS

1.公司注册证书 Company Registration Certificate
2.董事身份证 Director IC
3.公司银行资料 Company Bank Details
4.产品详情 Product Details
5.建议售价 Recommended Selling Price

或者 OR

咨询我们
INQUIRY US

e商城电邮 ESHOP EMAIL ADDRESS

yippieshop@togalimited.com

访问我们 VISIT US

yippiweb.com/e-shop/


Yippi
欢迎所有商家加入
WELCOME ALL MERCHANTS TO JOIN
书和文具
BOOK & STATIONARY
眼镜
EYEWEAR
食品和饮料
FOOD & BEVERAGE
时尚
FASHION
健身和运动
FITNESS & SPORT
鞋类
FOOTWEAR
游戏产品
GAMING PRODUCTS
杂货
GROCERIES
有机产品
ORGANIC PRODUCTS
21 / 33
YIPPI / LET THE WORLD KNOW YOU

Yippi

第一季度合作
FIRST QUARTER COLLABORATION

PRESTO
1. PRESTO TV
2. PRESTO MALL

AI SPORT

ARE PROPERTY

PLAYBOOK

PRESTO

PRESTO TV

内容中心（生活方式，娱乐，旅行，食品和等等）
CONTENT HUB (LIFESTYLE, ENTERTAINMENT, TRAVELLING, FOODS & ETC)



PRESTO MALL

- 市场成熟度
- 活跃用户，买家和商家
- MATURE MARKET
- READY USERS, BUYER AND MERCHANT

虚拟体育节目可通过在线方式在全球范围内使用
VIRTUAL SPORTS PROGRAM ACCESSIBLE WORLDWIDE VIA ONLINE

AISPORTZ
GOLD DRIVEN

品牌定位 BRAND POSITIONING
获得拿督李宗伟的认可
endorsement by Dato Lee Chong Wei

提倡体育渠道 PROMOTE SPORT
健康的生活方式
healthy lifestyle

解锁12个挑战Unlock the 12 challenges:

- 虚拟跑步 Virtual Run
- 下蹲 Squats
- 瑜伽姿势 Yoga Pose
- 平板支撑 Plank
- 跳绳 Skipping
- 弓步 Lunges
- 举重 Weightlifting
- 波比 Burpee
- 仰卧起坐 Sit-Up
- 俯卧撑 Push-Up
- 力量绳 Power Rope
- 羽球 Badminton

阶段1 PHASE 1
AI Sportz will integrate Login with Yippi and allow the user to purchase with yipps
AI Sportz将把Login与Yippi集成在一起，并允许用户使用yipps购买

阶段2 PHASE 2
AI Sportz will become a mini-program in Yippi, part of an initiative for Yippi to promote sports on a digital platform
AI Sportz将成为Yippi的一个小程序，这是Yippi在数字平台上推广体育的一部分



AISPORTZ VIRTUAL RUN
MEDAL
MEDAL 1 OF 12
AISPORTZ

Yippi

跨品牌
CROSS BRANDING

YIPPI X NERD UNIT


YIPPI
NERD UNIT

Yippi

跨品牌
CROSS BRANDING



EOSTRE X CANDOUR

电子竞技
ESPORT

针对青少年和游戏玩家
TARGET YOUTH & GAMERS

电竞比赛
ESPORT TOURNAMENT
Propose June 2021
提议2021年6月

合作
IN-COLLABORATE
WITH PLAYBOOK ESPORT




Yippi
小程序开发
MINI PROGRAM
开发支持
DEVELOPMENT SUPPORT
DEVELOPMENT DOCUMENTATION AND TOOLS PROVIDED
提供的开发文档和工具
商业
BUSINESS
新闻娱乐
NEWS ENTERTAINMENT
政府
GOVERNMENT
游戏
GAMES
miniprogram@togalimited.com
30 / 33
YIPPI / LET THE WORLD KNOW YOU

YIPPI X 2021

加大500%的推广和宣传
INCREASE 500% OF PROMOTION AND PUBLICITY



现有代理商的
保留计划 RETENTION PROGRAM
for all existing agencies

新代理商的
新探索 NEW EXPLORATION
of new agency

与跨国公司/ 政府持有股权的公司 / 教育和青年
合作 COLLABORATION
with MNC / GLC / education and youth

Yippi

YIPPI X 2021



INCREMENTAL 增长

增加
500%直播时长
increase
500% LIVE STREAM HOURS

增加
500%每日活跃用户
increase
500% DAU
daily active user

YIPPI X 2021

我们寻找合作伙伴
WE LOOKING
FOR COLLABORATION



视频
VIDEO

文章
ARTICLE
欢迎博客、编辑、撰稿人向我们投稿
Bloggers, Editor, Copywriters are welcome to submit your work to us

小视频
MINI VIDEO

查询 INQUIRY: playz@togalimited.com
提交您的内容 SUBMIT YOUR CONTENT: content@togalimited.com

小程序
MINI PROGRAM
应用协作 – 增强功能和程序
Apps Collaboration
Enhancement of Features & Programs

电竞
ESPORT

查询 INQUIRY: Incubator@togalimited.com


谢谢
THANK YOU